U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 18, 2006

Commission File No. 333-118859

PACIFIC COAST NATIONAL BANCORP
(Exact name of registrant as specified in its charter)

State of Organization California	IRS Employer Identification 61-145-3556

905 Calle Amanecer, Suite 100
San Clemente, California 92673

Registrant’s telephone number: (949) 361-4300

ITEM 4.02. NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

(a) On October 18, 2006, the Audit Committee of Pacific Coast National Bancorp (the “Company”), concluded that the Company’s previously issued unaudited financial statements as of and for the quarter and six months ended June 30, 2006, which are included in the Company's Quarterly Report on Form 10-QSB with respect to such periods, required restatement for the correction of an error and, as such, those financial statements should not be relied upon. The error is not expected to affect the financial statements for any prior periods.

After reviewing its accounting for share-based payment awards pursuant to Statement of Financial Accounting Standards No. 123R, “Share-Based Payments,”  the Company determined that it will correct the amount of stock-based compensation expense attributable to stock option awards to employees that vested during the second quarter ended June 30, 2006. The audit committee has not completed its work nor reached conclusions as to the aggregate amount of additional non-cash stock-based compensation expense to be recognized over the restated period. However, the audit committee expects that the amount of such additional expense will be material.

The Company intends to file an amended Quarterly Report on Form 10-QSB/A for the quarterly period ended June 30, 2006 in order to correctly account for the stock-based compensation expense attributable to the restated period. The Company expects to file the report on or before the due date of its next Quarterly Report on Form 10-QSB for the period ended September 30, 2006, which is due on November 14, 2006.

Furthermore, in the Company’s Quarterly Report on Form 10-QSB for the period ended June 30, 2006, management originally reported that the Company’s disclosure controls and procedures were effective as of such date. In the light of the restatement discussed above, the Audit Committee along with management is reassessing the effectiveness of its disclosure controls and procedures as of June 30, 2006.

The Audit Committee and the Company’s Chief Financial Officer have discussed the matters disclosed in this filing with Vavrinek, Trine, Day & Co., LLP, the Company's independent registered public accounting firm.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 23, 2006, the Company issued a press release announcing the matters discussed in Item 4.02 above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in Item 7.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Item 7.01 contains is material investor information that is not otherwise publicly available.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Business Acquired.

Not applicable

(b)   Pro Forma Financial Information.

Not applicable

(c)           Exhibits. The following exhibit is filed herewith:

99.1	Press release, dated October 23, 2006, titled “Pacific Coast National Bancorp Expects to Restate Second Quarter 2006 Financial Statements to Correct Treatment of Stock-Based Compensation".

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Coast National Bancorp

By:	/s/ Michael Hahn
Michael Hahn President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated October 23, 2006, titled “Pacific Coast National Bancorp Expects to Restate Second Quarter 2006 Financial Statements to Correct Treatment of Stock-Based Compensation".